Exhibit 10.1 SEPARATION AGREEMENT AND GENERAL RELEASE For and in consideration of the promises set forth in this Separation Agreement and General Release (this “Agreement”), and intending to be legally bound, Roger Perreault (the “Employee”) and UGI Corporation (the “Company”) agree as follows in connection with the Employee’s separation from employment with the Company: 1. Separation of Employment. Effective December 12, 2023 (the “Separation Date”), the Employee’s employment with the Company ceased and the Employee has been deemed to have resigned from all offices and directorships held by the Employee with the Company and any subsidiary or affiliates of the Company. 2. Consideration and Benefits. (a) Subject to the Employee’s execution and delivery of this Agreement, and not thereafter revoking this Agreement during the applicable revocation period and delivery of a written letter of resignation as a director on the Company’s Board of Directors, the Company will pay or provide to the Employee (together, the “Severance Benefits”): (i) in accordance with the terms set forth in the UGI Corporation Executive Severance Plan, effective October 1, 2021 (the “Severance Plan”), a cash severance payment, the gross amount as set forth on Exhibit A, which is incorporated hereto in a lump sum payment as soon as practicable following the Separation Date and expiration of the revocation period applicable hereto; (ii) a cash payment for the Employee’s 2021 Restricted Stock Units (“2021 RSUs”), such amount equal to 9,150 2021 RSUs multiplied by the closing price of the Company’s common stock on December 29, 2023, which shall be paid no later than 30 business days after the vesting date of the RSUs (January 1, 2024); (iii) a lump sum equivalent of COBRA premiums, less the amount paid by actively employed plan participants for twenty four months of coverage, being a payment in the gross amount as set forth on Exhibit A, subject to required tax withholding deductions; (iv) effective February 28, 2024, and continuing through August 28, 2024, Employee agrees to serve as a consultant to UGI, to aid in the transition of responsibilities as UGI may request. The terms of the consulting arrangement are set forth in the consultant agreement attached hereto as Exhibit B. (v) outplacement services for a period of up to twelve months through a service provider selected by the Employee; and (vi) the financial planning benefit program offered by the Company through Goldman Sachs Ayco through February 2025, including in connection with the preparation of Employee’s 2023 tax returns;

(b) The Employee further acknowledges receipt of all earned compensation to date (and the accuracy thereof) and further acknowledges that to the extent the Employee has remaining accrued, unused Vacation / Paid Time Off as of the Separation Date, such Vacation / Paid Time Off will be paid out consistent with Company policy with Employee’s final wages. In addition, the Employee acknowledges that he shall not be entitled to receive an annual bonus with respect to the Company’s 2024 fiscal year. (c) Since the Employee is vested under a Company Supplemental Executive Retirement Plan (“SERP”), the Company will pay the Employee an amount calculated and paid in accordance with the terms of the SERP. 3. Release of Claims and Covenant Not to Sue. In consideration of the payments and other benefits described above, the Employee voluntarily and knowingly releases and forever discharges the Company and its parents, partners, subsidiaries and affiliates and its and their predecessors, successors and assigns and its and their directors, officers, employees, partners, insurers, trustees, agents, representatives, lawyers, and all persons acting by, through, under or in concert with them, or any of them (collectively referred to as the “Company and Affiliates”) of and from any and all manner of actions, causes of action, suits, debts, liens, contracts, agreements, promises, liability, claims, demands, damages, losses, costs, attorneys’ fees or expenses, of any nature whatsoever, in law or in equity, fixed or contingent, which the Employee ever had, now has, or may have, or which the heirs, executors or administrators of the Employee hereafter may have, known or unknown, based upon any fact, circumstance, or event occurring or existing at or prior to the Employee’s execution of this Agreement. This Release specifically includes, but is not limited to, any claims or actions arising out of or relating to the Employee’s employment with the Company and/or separation of employment, any alleged breach of any express or implied contract of employment, any alleged torts or other alleged legal restrictions on Company’s right to terminate the employment of the Employee, and any alleged violation of any federal, state or local statute or ordinance, including but not limited to, any claims under Title VII of the Civil Rights Act of 1964 (“Title VII”), 42 U.S.C. §2000e, et seq.; 42 U.S.C. § 1981 (“Section 1981”); the Americans with Disabilities Act (“ADA”), 42 U.S.C. §12101, et seq.; the Age Discrimination in Employment Act, as amended by the Older Workers Benefits Protection Act (“ADEA OWBPA”), 29 U.S.C. § 621 et seq; the Employee Retirement Income Security Act of 1974 (“ERISA”), 29 U.S.C. §1001 et seq.; the Family and Medical Leave Act (“FMLA”), 29 U.S.C. §2601 et seq.; the Pennsylvania Human Relations Act (“PHRA”), 43 P.S. §951 et seq. (in each case, as amended); and any and all other federal, state or local laws or regulations prohibiting discrimination in the workplace or which otherwise regulate employment terms and conditions. The Employee also releases the Company and Affiliates from any claim for unfair treatment, violation of public policy, breach of express or implied contract, wrongful discharge, intentional or negligent infliction of emotional distress, or any other claims arising under common law now or hereafter recognized that relate in any way to the Employee’s employment with the Company, or the termination of that employment, up to and including the date the Employee executes this Agreement. This Release specifically includes any and all claims for counsel fees and costs that are or may be incurred by the Employee for any reason. The Employee confirms that the Employee has not caused or permitted any charge, complaint, lawsuit, arbitration or any other action or proceeding whatsoever to be filed against any of the Company and Affiliates based on Employee’s employment with the Company or the 2 termination of that employment to date. The Employee promises never to file any complaint, demand for arbitration, or lawsuit against any of the Company and Affiliates, or allow any other party acting on the Employee’s behalf to do so, based on or asserting any claims relating to the Employee’s employment with the Company, the termination of employment with the Company, or any of the claims released herein. The Employee agrees that if the Employee hereafter commences any suit arising out of, based upon, or relating to any of the claims released hereunder or in any manner asserts against the Company and Affiliates, or any of them, any of the claims released hereunder, then the Employee agrees to pay to the Company and Affiliates, and each of them, in addition to any other damages caused to the Company and Affiliates thereby, all attorneys’ fees incurred by the Company and Affiliates in defending or otherwise responding to said suit or claim. The Employee further represents and warrants that there has been no assignment or other transfer of any interest in any claim which the Employee may have against the Company and Affiliates, or any of them, and the Employee agrees to indemnify and hold the Company and Affiliates, and each of them, harmless from any liability, claims, demands, damages, costs, expenses and attorneys’ fees incurred by the Company and Affiliates, or any of them, as the result of any such assignment or transfer or any rights or claims under any such assignment or transfer. It is the intention of the parties that this indemnity does not require payment as a condition precedent to recovery by the Company and Affiliates against the Employee under this indemnity. Notwithstanding the broad scope of the general release of claims above, nothing in this Agreement is intended to waive claims (a) for unemployment or workers’ compensation benefits, (b) for vested rights under employee compensation, equity, and benefit plans as applicable on the date Employee signs this Agreement, (c) that may arise after Employee signs this Agreement, (d) for reimbursement of expenses under the Company’s expense reimbursement policies, (e) which cannot be released by private agreement, (f) for indemnification and/or advancement of expenses arising under any indemnification agreement between the Employee and the Company or under the bylaws, certificate of incorporation or other similar governing document of the Company, (g) with respect to the Employee’s right to communicate directly with, cooperate with, or provide information to, any federal, state or local government regulator or (h) for discrimination, harassment, interference with leave rights, and retaliation, which are brought to the attention of the U.S. Equal Employment Opportunity Commission or similar state or local administrative agency; provided, however, that the Employee releases the his right to secure damages or other relief for any such alleged treatment. 4. Time to Consider Agreement; Revocation. The Company advises Employee to consult with an attorney prior to signing this Agreement. Employee has at least twenty-one (21) days to consider whether to sign this Agreement from the date Employee receives this Agreement and any attached information (“Consideration Period”). If Employee signs and returns this Agreement before the end of the Consideration Period, it is because Employee freely chose to do so after carefully considering its terms, and Employee knowingly and voluntarily waives the remainder of the Consideration Period. Employee further agrees that the Company has made no threats or promises to induce Employee to sign earlier. Additionally, Employee shall have seven (7) days from the date the Employee signs this Agreement to revoke this Agreement (“Revocation Period”). This Agreement will become effective on the day after the end of the Revocation Period, provided Employee does not revoke this Agreement (“Effective Date”). Employee should return a 3 signed copy of this Agreement and any written revocation by hand delivery, mail or email to Judy Zagorski, UGI Corporation Chief Human Resources Officer, zagorskij@oneugi.com; 500 North Gulph Road, King of Prussia, PA 19406. Employee agrees with the Company that changes, whether material or immaterial, do not restart the running of the Consideration Period. 5. No Further Obligations. From and after the Separation Date, the Company and Affiliates have no obligation to provide the Employee with any payments, benefits or considerations (including, without limitation, pursuant to the Company’s Severance Plan and any Company bonus plan) other than those described herein, except for the continuation of the Employee’s medical benefits at the Employee’s own expense to the extent required by law and any vested retirement or other benefits to which the Employee is entitled under the terms of the applicable benefit plans. The Employee acknowledges and agrees that, from and after the Separation Date, except for the 2021 RSUs, all stock options, performance stock units and restricted stock units issued to the Employee under the UGI Corporation 2013 Omnibus Incentive Compensation Plan (the “2013 Plan”) and the UGI Corporation 2021 Incentive Award Plan (the “2021 Plan”) will be forfeited in accordance with the terms and conditions of the 2013 Plan, the 2021 Plan, and all applicable grant letters. The Employee further acknowledges and agrees that the Employee is releasing any claims for stock options, performance stock units, restricted stock units or rights under the 2013 Plan or the 2021 Plan, except as described herein and except for those rights vested under such plans. 6. Parties’ Relationship; Non-Disparagement. The Employee’s employment relationship with the Company and Affiliates will be permanently and irrevocably terminated as of the Separation Date, and the Company and Affiliates do not have any obligation to re-employ the Employee. From the date of this Agreement through the Separation Date, the Employee will assist the Company and Affiliates to conclude any matters that are pending and shall continue to provide such assistance after the Separation Date provided such assistance does not interfere with any subsequent employment obtained by the Employee. The Employee agrees that the Employee will not disparage or make negative references, either orally or in writing, about the Company and Affiliates or any officer, director, agent or employee of the Company and Affiliates or its or their policies, procedures, programs or business practices. Nothing in this provision shall limit the Employee’s ability to provide accurate and factual information concerning the Employee’s termination of employment. 7. No Admissions. Nothing contained in this Agreement shall be considered to be an admission by the Company and Affiliates of any violation of any federal, state or local law or of any duty owed by the Company and Affiliates to the Employee. 8. Return of Property. In further consideration of the payments made hereunder, the Employee also represents that the Employee has returned all Company-issued equipment, vehicles, records and confidential information to the Company. To the extent the Employee has any Company equipment, records or confidential information stored on a non-Company device (e.g., personal computer, tablet, USB drive, cell phone, Cloud storage, etc.), the Employee represents that (a) if the information is subject to an active Company legal hold, the Employee will contact the Company’s General Counsel as soon as practicable so that the information may be collected for preservation purposes, and (b) if the information is not subject to any active Company legal 4 hold, the Employee will, not later than the Separation Date, delete the information in a manner that makes the data no longer accessible to the Employee. 9. Protected Rights. Nothing in this Agreement including but not limited to the acknowledgments, release of claims, proprietary information, return of property, confidentiality, cooperation, and non-disparagement provisions, (a) limits or affects Employee’s right to disclose or discuss sexual harassment or sexual assault disputes, or any other unlawful or unsafe Company conduct or practices; (b) limits or affects Employee’s right to challenge the validity of this Agreement under the ADEA or the OWBPA, (c) prevents Employee from communicating with, filing a charge or complaint with, providing documents or information voluntarily or in response to a subpoena or other information request to, reporting or making other disclosures protected under the whistleblower provisions of applicable law or regulation to, or from participating in an investigation or proceeding conducted by the Equal Employment Opportunity Commission, the Securities and Exchange Commission, law enforcement, or any other any federal, state or local agency charged with the enforcement of any laws; or from testifying, providing evidence, or responding to a subpoena or discovery request in court litigation or arbitration. However, by signing this Agreement Employee is waiving rights to individual relief (including backpay, frontpay, reinstatement or other legal or equitable relief) in any charge, complaint, or lawsuit or other proceeding brought by Employee or on Employee’s behalf by any third party, except for any right Employee may have to receive a payment or award from a government agency (and not the Company) for information provided to the government agency or otherwise where prohibited. Notwithstanding the confidentiality and non-disclosure obligations in this Agreement and otherwise, Employee understands that as provided by the Federal Defend Trade Secrets Act, Employee will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret made: (1) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. 10. Entire Agreement. Neither the Company and Affiliates nor their agents, representatives or attorneys have made any representations to the Employee concerning the terms or effects of this Agreement other than those contained herein. This Agreement is the only agreement between the parties and supersedes all prior agreements between the parties regarding the subjects covered by it. This Agreement may only be changed by means of a written modification signed by both parties. The parties acknowledge that the Confidentiality, Non- Competition, and Non-Solicitation Agreement remains in full force and effect, except that Section 5b of that Agreement is amended so that the restricted time period for the covenants set forth in Section 5b is lessened from two (2) years from the last date of employment to one (1) year from the Effective Date. 11. Choice of Law and Forum. This Agreement and the obligations of the parties hereto shall be construed, interpreted and enforced in accordance with the laws of the Commonwealth of Pennsylvania, without regard to its choice of law provisions. The Employee agrees to the exclusive jurisdiction of the Court of Common Pleas of Montgomery County, Pennsylvania and the United States District Court for the Eastern District of Pennsylvania in all disputes that may arise between the Employee and the Company and its affiliates. 5

12. Severability. If any provision of this Agreement is or shall be declared invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall not be affected thereby and shall remain in full force and effect; provided however, if the Release of Claims provision of this Agreement set forth in paragraph 3 hereof is found invalid, illegal, or unenforceable, Employee agrees to provide the Company an enforceable Release of Claims with respect to any matter whatsoever which is encompassed within the Release of Claims herein, without payment of additional consideration. The language of all parts of this Agreement shall in all cases be construed as a whole, according to its fair meaning. No party shall be considered the “drafter” of this Agreement and this Agreement shall not be construed strictly for or against any of the parties. 13. Assignment. Employee agrees that Employee may not assign Employee’s rights or obligations under this Agreement. Employee further agrees that the Company may assign this Agreement to a successor or assignee in connection with a merger, consolidation or sale or transfer of assets. 14. Signing of Counterparts. This Agreement may be executed in counterparts. Each counterpart when executed shall have the efficacy of a signed original, and all such counterparts together shall constitute one Agreement. PDF and facsimile copies of such signed counterparts may be used in lieu of the originals for any purpose. [signature page to follow] 6

I HAVE READ THIS AGREEMENT. I UNDERSTAND THAT THIS AGREEMENT CONTAINS A GENERAL RELEASE OF CLAIMS RELATING TO MY EMPLOYMENT AND THE TERMINATION OF MY EMPLOYMENT WITH THE COMPANY. I SIGN THIS AGREEMENT FREELY AND VOLUNTARILY, WITHOUT DURESS OR COERCION. EMPLOYEE /s/ Roger Perreault Roger Perreault DATE: February 29, 2024 UGI CORPORATION By: /s/Judy Zagorski_______________ Judy Zagorski Chief Human Resources Officer DATE: February 29, 2024

A-1 EXHIBIT A Severance Payment Offering: $4,500,000 COBRA Equivalent Payment Offering: $32,709.60